Exhibit 4.1

NUMBER

SHARES

CLIMBBIO

INCORPORATED UNDER THE
LAWS OF THE STATE
OF DELAWARE

CUSIP 28658R 10 6

SEE REVERSE SIDE FOR CERTAIN
DEFINITIONS AND LEGENDS.

This certifies that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.0001 PAR VALUE PER SHARE, OF

CLIMB BIO, INC.

COMMON

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

CLIMB BIO, INC
CORPORATE
SEAL
October 11, 2016
DELAWARE

CHIEF EXECUTIVE OFFICER

SECRETARY

COUNTERSIGNED AND REGISTERED:
EQUINITI TRUST COMPANY, LLC
TRANSFER AGENT
AND REGISTRAR

BY

AUTHORIZED SIGNATURE

AMERICAN FINANCIAL PRINTING, INCORPORATED – MINNEAPOLIS

The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation’s Secretary at the principal office of the Corporation.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common UNIF GIFT MIN ACT – _________________________ Custodian _________________

TEN ENT – as tenants by the entireties (Cust) (Minor)

JT TEN – as joint tenants with right of survivorship

and not as tenants in common under Uniform Gifts to Minors

COM PROP – as community property

Act ________________________________________________

(State)

UNIF TRF MIN ACT – ___________________________ Custodian (until age _______)

(Cust)

________________________________under Uniform Transfers

(Minor)

to Minors Act ________________________________________

(State) Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______________________________________ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE.

____________________________________________________________________________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE.)

____________________________________________________________________________________________

____________________________________________________________________________________________

___________________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_____________________________________________________________________________________________ attorney-in-fact to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated ______________________________________ X ___________________________

X ___________________________

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed:

By _______________________________________________